                                  SCHEDULE 14A
                                 (Rule 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement             [ ] Confidential, For use of the Commission Only
                                                  (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              CITYXPRESS.COM, CORP.

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.
         (1) Title of each class of securities to which transaction applies:
         (2)      Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         (4)      Proposed maximum aggregate value of transaction:
         (5)      Total fee paid:

[ ] Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 29, 2001

                   To the Shareholders of CityXpress.com Corp.

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of CityXpress.com Corp. has been called and will be held on November 29, 2001 in the CityXpress Boardroom at Suite 200, 1727 West Broadway, Vancouver, BC, Canada, V6J4W6 commencing at 3:00 p.m., local time, for the following purposes:

         1. To elect four (4) Directors of the Company to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified.

         2. To approve an amendment to the Company's Articles of Incorporation to change the name of the Company.

         3. To approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of common stock from 50,000,000 shares to 100,000,000 shares.

         4. To transact such other business as may properly come before the Annual Meeting of Shareholders or any adjournment thereof.

         The record date for determining shareholders entitled to vote at the Annual Meeting of Shareholders is September 28, 2001, and only shareholders of record at the close of business on that date will be entitled to vote at the Annual Meeting, and any adjournment thereof.

         IT IS REQUESTED WHETHER OR NOT YOU INTEND TO ATTEND THE ANNUAL MEETING, THAT YOU COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING AND DESIRE TO VOTE IN PERSON YOU MAY DO SO. A PROXY MAY BE REVOKED AT ANYTIME BEFORE IT IS VOTED.

By Order of the Board of Directors

Phil Dubois,
President & CEO

                               CITYXPRESS.COM CORP
                                    Suite 200
                               1727 West Broadway
                       Vancouver, British Columbia V6J 4W6

--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                       FOR ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 29, 2001

--------------------------------------------------------------------------------

                  Proxies in the accompanying form are solicited on behalf, and at the direction, of the Board of Directors of CityXpress.com Corp. (the "Company") for use at the Annual Meeting of the Company's shareholders to be held on November 29, 2001 or any adjournment(s) thereof (the "Annual Meeting") for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. A shareholder executing and returning a proxy has the power to revoke it at any time before it is voted by delivering written notice of revocation to the Secretary of the Company prior to or at the Annual Meeting, by filing a duly executed proxy bearing a later date or by voting in person at the Annual Meeting. Unless so revoked, the persons appointed by the enclosed proxy have advised the Board of Directors that it is their intention to vote at the Annual Meeting in compliance with the instructions on the proxy and, if no contrary instruction is indicated on the proxy, for the election of the persons nominated to serve as directors, to approve the two (2) amendments to the Company's Articles of Incorporation, and in accordance with their best judgment on any other matters properly brought before the Annual Meeting as described herein. The Board of Directors is not aware of any other matter which may come before the Annual Meeting. The persons appointed in the enclosed proxy may, at their discretion, vote the proxy to adjourn the Annual Meeting from time to time.

                  When stock is held of record in the name of more than one person, the proxy is valid if signed by any of such persons unless the Company receives written notice to the contrary. If the shareholder is a corporation, the proxy should be signed in the name of such corporation by an authorized officer. If signed as attorney, executor, administrator, trustee, guardian or in any other representative capacity, the signer's full title should be given and, if not previously furnished, a certificate or other evidence of appointment should be furnished to the Company.

                  This Proxy Statement and the form of proxy which is enclosed and the Company's 2001 Annual Report on Form 10K-SB are first being mailed to the Company's shareholders entitled to vote at the Annual Meeting commencing on or about November X, 2001.

                  The cost of soliciting proxies will be paid by the Company. Solicitations may be made by mail, personal interview, telephone, and facsimile by officers and regular employees of the Company, who will receive no additional compensation for their services. The Company will reimburse banks, brokers and other nominees for their reasonable expenses in forwarding proxy material to the beneficial owners for whom they hold shares.

                  Only holders of record of the Company's shares of Common Stock (the "Common Stock") at the close of business on September 28, 2001 are entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment thereof. On September 28, 2001 there were 23,143,898 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote for each matter considered. A majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting must be present at the Annual Meeting, in person or by proxy, to constitute a quorum for the transaction of business. Shares represented by proxies that reflect abstentions or include "broker non-votes" will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

                  Under applicable Florida laws and the Company's Articles of Incorporation and Bylaws (i) for the election of directors, which requires a plurality of the votes cast at the Annual Meeting, only proxies and ballots indicating votes "FOR all nominees", "WITHHELD for all nominees" or specifying that votes be withheld for one or more designated nominees are counted to determine the total number of votes cast; and (ii) for the adoption of all other proposals, which are decided by a majority of the shares of Common Stock of the Company outstanding or present in person or by proxy and entitled to vote, only proxies and ballots indicating votes "FOR", "AGAINST" or "ABSTAIN" on the proposals or providing the designated proxies with the right to vote in their judgment and discretion on the proposals are counted to determine the number of shares present and entitled to vote. "Broker non-votes" are not counted for purposes of determining the number of votes cast with respect to a particular proposal, and whether a proposal has been approved.

                  The mailing address of the principal corporate office of the Company is Suite 200, 1727 West Broadway, Vancouver, British Columbia, Canada, V6J 4W6.

                     VOTING SECURITIES AND PRINCIPAL HOLDERS

                  Any shareholder of record at the close of business on September 28, 2001 (the "Record Date") will be entitled to vote at the Annual Meeting. On the Record Date, there were issued and outstanding 23,143,898 shares of Common Stock.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

                  Unless otherwise indicated, the following table sets forth certain information available to the Company as of September 28, 2001, regarding
(a) the ownership of the Company's common stock by (i) each of the Company's directors and nominees; (ii) each of the Company's named executive officers; and
(iii) all directors and executive officers of the Company as a group; and (b) the ownership of the Company's common stock by all those known by the Company to be beneficial owners of more than five percent (5%) of its outstanding common stock.

--------------------------------------------------------------------------------------------------------------------
                            NAME AND ADDRESS OF               AMOUNT AND NATURE OF
TITLE OF CLASS               BENEFICIAL OWNER                 BENEFICIAL OWNERSHIP            PERCENTAGE OF CLASS(8)
--------------------------------------------------------------------------------------------------------------------
Common Shares         Phil Dubois                               3,063,050(1),(7)                      13.0%(8)
                      Suite 200, 1727 West Broadway
                      Vancouver, BC V6J 4W6
--------------------------------------------------------------------------------------------------------------------

Common Shares         Ken Bradley                               3,103,050(2),(7)                      13.1%(8)
                      Suite 200, 1727 West Broadway
                      Vancouver, BC V6J 4W6
--------------------------------------------------------------------------------------------------------------------

Common Shares         Brent Forgeron                                                                   3.8%(8)
                      23-1243 Thurlow Street                      875,000(9)
                      Vancouver, BC V6E 1X4
--------------------------------------------------------------------------------------------------------------------

Common Shares         Ken Spencer                               1,975,480(3),(7)(10)                   8.2%(8)
                      Suite 200, 1727 West Broadway
                      Vancouver BC V6J 4W6
--------------------------------------------------------------------------------------------------------------------

Common Shares         Jim MacKay                                  250,000(4)                           1.1%(8)
                      Suite 200, 1727 West Broadway
                      Vancouver BC V6J 4W6
--------------------------------------------------------------------------------------------------------------------

Common Shares         Bob Smart                                    75,000(5)                           0.3%(8)
                      Suite 200, 1727 West Broadway
                      Vancouver BC V6J 4W6
--------------------------------------------------------------------------------------------------------------------

Common Shares         Ian Thomas                                   75,000(6)                           0.3%(8)
                      Suite 200, 1727 West Broadway
                      Vancouver BC V6J 4W6
--------------------------------------------------------------------------------------------------------------------

ALL OFFICERS AND DIRECTORS AS A GROUP(7)                        9,416,580                             37.1%(8)
--------------------------------------------------------------------------------------------------------------------

(1) Includes 71,000 shares of common stock owned by Mr. Dubois's wife. Also includes 430,800 shares of common stock, which may be purchased pursuant to warrants granted by the Company.

(2) Includes 71,000 shares of common stock owned by Mr. Bradley's wife. Also includes 470,800 shares of common stock, which may be purchased pursuant to warrants granted by the Company.

(3) Includes 795,240 shares of common stock that may be purchased pursuant to warrants granted by the Company. These warrants were purchased by him from the Company in two private placements.

(4) Includes 250,000 shares of common stock, which may be purchased pursuant to options granted by the Company.

(5) Includes 75,000 shares of common stock, which may be purchased pursuant to options granted by the Company.

(6) Includes 75,000 shares of common stock which may be purchased pursuant to options granted by the Company

(7)      Certain of these shares are subject to transfer restrictions.

(8) The percentages in this table are based on a total number of outstanding common shares at September 21, 2001 of 23,143,898 plus it assumes the warrants or options granted to each director or executive officer has been 100% exercised by them. Therefore each executive officer or directors percentage has been adjusted by their specific option or warrants grants. If all the options and warrants granted to executive officers and directors were exercised the total outstanding common shares would be 25,374,938.

(9)      Mr. Forgeron ceased employment with the Company on September 5, 2000.

(10) Includes 135,000 shares of common stock, which may be purchased pursuant to options granted by the Company.

                  Should Lee Enterprises Incorporated convert their $3,000,000 convertible debenture to common stock of the Company it would own 15,425,156 common stock of the Company, which would represent a percentage ownership of 40%. This percentage is based on outstanding common shares of 38,469,054.

                                     ITEM 1

                              ELECTION OF DIRECTORS

                  The Company proposes that the following four (4) individuals be elected to the Board of Directors of the Company. Information regarding the persons nominated to stand for election at the Annual Meeting appear in the sections below.

                  Directors nominated herein are elected to serve until the next annual meeting of shareholders and until their respective successors have been duly elected and qualified. Nominees receiving a plurality of the votes cast will be elected as directors. The enclosed form of proxy provides a means for the holders of Common Stock to vote for all of the nominees listed therein, to withhold authority to vote for one or more of such nominees or to withhold authority to vote for all of such nominees. The Company is not aware of any reason why any of the nominees, if elected, would be unable to serve as a director. If an unexpected occurrence makes it necessary, in the judgment of the Board of Directors, that some other person be substituted for any of the nominees, shares represented by proxies will be voted for such other person as the Board may select.

                  Vacancies on the Board of Directors may be filled by the Board of Directors until the next annual meeting of shareholders. Proxies cannot be voted on the election of directors for a greater number of persons than four
(4), which is the number of nominees named herein.

                  In the election of directors, a shareholder has the right to vote the number of shares owned by the shareholder for as many persons as there are directors to be elected. The Company's Articles of Incorporation do not permit cumulative voting.

                         NOMINEES TO SERVE AS DIRECTORS

--------------------------------------------------------------------------------------------------------------------
NAME                                     AGE                   DIRECTOR SINCE          POSITION(S) HELD
--------------------------------------------------------------------------------------------------------------------
Ken R. Bradley                           54                     January 1999           Chief Operating Officer & CFO
--------------------------------------------------------------------------------------------------------------------
Phil M. Dubois                           54                     January 1999           President & CEO
--------------------------------------------------------------------------------------------------------------------
Bob Smart                                50                     August 1999            Partner, Radford & Smart
--------------------------------------------------------------------------------------------------------------------
Ken Spencer                              56                     August 1999            Chairman of the Board
--------------------------------------------------------------------------------------------------------------------

BUSINESS EXPERIENCE OF THE NOMINEES FOR THE BOARD OF DIRECTORS

KEN R. BRADLEY, age 54, and has served as Chief Operating Officer, CFO and a director of the Company since the acquisition of Xceedx on January 27, 1999. From January 1996 to present, Mr. Bradley serves as Vice President Finance, Vice President of Operations and a director of Xceedx a company he co-founded in 1996. Since January 27, 1999, Mr. Bradley serves as Vice President Finance and director of WelcomeTo. From September 1994 to December 1995, Mr. Bradley was an independent consultant providing consulting services to technology companies. From September 1990 to August 1994, Mr. Bradley was Vice President Finance and Administration at Modatech Systems Inc., a company in the North American sales force automation marketplace. Mr. Bradley's past experience also includes serving as Regional Controller at Domtar Packaging, a national company involved in the manufacturing of corrugated containers. From February 1983 to January 1987, Mr. Bradley served as Manager of Finance and Administration at Mobile Data International Inc., a company that developed mobile data terminals that operated over radio frequency. Mr. Bradley is a Certified Management Accountant.

PHIL M. DUBOIS, age 54, has served as President, CEO and a director of the Company since the acquisition of Xceedx on January 27, 1999. From January 1996 to present, Mr. Dubois serves as President, CEO and a director of Xceedx a company he co-founded in 1996. Xceedx was a developer of eCommerce software solutions. Since January 27, 1999, Mr. Dubois is also President, CEO and a director of WelcomeTo. From September 1994 to December 1995, Mr. Dubois was an independent consultant providing consulting services to technology companies. From May 1992 to August 1994, Mr. Dubois served as President and CEO of Modatech Systems Inc., a company in the North American sales force automation marketplace. From May 1989 to May 1992, Mr. Dubois served as Vice President of Development of Modatech. From May 1989 to August 1994, Mr. Dubois was a director of Modatech. Mr. Dubois is the past chair of AceTech and a director of AceTech, a not-for-profit association of high tech CEOs.

BOB SMART, age 50, has served as a director since August 25, 1999. Mr. Smart has over 20 years of senior management experience in a variety of businesses. He currently is a Partner in the consulting firm of Radford & Smart, a position he has held since February 1999. From June 1998 to February 1999, he served as Executive Vice President and a director of Bargain Castle International Discount Centres Ltd., a wholesale and retail products liquidator. From December 1997 to June 1998, Mr. Smart served as President of Webcastsystems Inc., a software developer. From October 1996 to December 1997, he served as President of ActionView Advertising Ltd. an outdoor advertising media company. From October 1994 to October 1996 Mr. Smart served as Vice President Corporate Development of Imperial Ginseng Products Ltd., a grower and distributor of ginseng and ginseng products.

KEN SPENCER, age 56, and has served as Chairman and a director of the Company since August 3, 1999. In 1983, Mr. Spencer co-founded Creo Products, a company that manufactures complex, high-value equipment utilizing precision mechanics, digital design, lasers, optics and software for the printing industry. He served as CEO of Creo Products from 1985 to 1995, and as Chairman of the Creo Products Board of Directors from 1985 to 1996. Mr. Spencer remains a director of Creo Products. Mr. Spencer also serves as a director of De Novo Enzymes, a bio-technology company, Science World, a government organization that promotes science and technology throughout the province of British Columbia and the BC Institute of Technology and as Chairman of the Board of Spectrum Signal Processing, a position he has held since December, 1997.

BOARD AND COMMITTEE MEETINGS

                  During the Company's fiscal year ended June 30, 2001, the Board of Directors met 6 times. The Board of Directors has an Audit Committee and a Compensation Committee. With the exception of one meeting which was attended by 4 of the 5 directors, each director attended all meetings of the Board of Directors.

                  The Audit Committee makes recommendations as to the selection of independent auditors, evaluates the audit services and the Company's financial, accounting and internal audit policies, functions and systems, and approves the engagement of independent auditors to provide non-audit services. The Audit Committee met 2 times during the Company's fiscal year ended June 30, 2001. The Audit Committee consists of Messrs. Spencer, Smart and Dubois. Each member of the Audit Committee attended all meetings of the Committee.

                  The Compensation Committee makes recommendations as to the compensation and benefits to be paid to the Company's officers and directors. The Compensation Committee met 2 times during the Company's fiscal year ended June 30, 2001. The Compensation Committee consists of Messrs. Spencer, Thomas and Bradley. Each member of the Compensation Committee attended all meetings of the Committee.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

                  Mr. Bradley, who is the Company's Chief Operating Officer, is a member of the Compensation Committee

DIRECTORS REMUNERATION

                  In the Company's fiscal year ended June 30, 2001, Directors of the Company did not receive any cash compensation from the Company for their services as directors. During the Company's fiscal year ended June 30, 2001, the Company granted: (i) stock purchase options for 35,000 shares of common stock to Mr. Spencer; (ii) stock purchase options for 25,000 shares of common stock to Mr. Smart; and (iii) stock purchase options for 25,000 shares of common stock to Mr. Thomas. The stock purchase options were granted under the Company's 1999 stock option plan.

COMPENSATION OF OFFICERS AND DIRECTORS

                  As of June 30, 2001, the Company's executive officers consisted of: Phil Dubois, President and CEO; Ken R. Bradley, Chief Operating Officer and CFO; Jim MacKay Vice President Sales & Marketing. Mr. Forgeron ceased employment with the Company on September 05, 2000.

                  During the year ended June 30, 2001, salary compensation was paid to our executive officers. The following table contains information concerning compensation paid to named executive officers for the financial years ended June 30, 2001 and for the year ended June 30, 2000.

---------------------------------------------------------------------------------------------------------------------
                                             SUMMARY COMPENSATION TABLE
---------------------------------------------------------------------------------------------------------------------
                                    ANNUAL COMPENSATION               LONG-TERM COMPENSATION
                                 -------------------------------------------------------------------------------------
                                                                        AWARDS              PAY-OUTS
                                                   OTHER      --------------------------------------------------------
                                                   ANNUAL     RESTRICTED     SECURITIES                     ALL OTHER
                                                   COMPEN-      STOCK        UNDERLYING                      COMPEN-
NAME AND                         SALARY    BONUS   SATION      AWARD(S)       OPTIONS         LTIP           SATION
PRINCIPAL POSITION     YEAR       ($)       ($)     ($)          ($)          SARS(#)        PAYOUTS           ($)
---------------------------------------------------------------------------------------------------------------------
Phil Dubois            2001      67,752     Nil      Nil         Nil               Nil         Nil             Nil
President & CEO        2000      48,629     Nil      Nil         Nil               Nil         Nil             Nil
---------------------------------------------------------------------------------------------------------------------
Ken Bradley            2001      67,752     Nil      Nil         Nil               Nil         Nil             Nil
COO & CFO              2000      48,629     Nil      Nil         Nil               Nil         Nil             Nil
---------------------------------------------------------------------------------------------------------------------
Brent Forgeron(1)      2001      21,173     Nil      Nil         Nil               Nil         Nil             Nil
Vice President         2000      40,759     Nil      Nil         Nil               Nil         Nil             Nil
---------------------------------------------------------------------------------------------------------------------
Jim MacKay(2)          2001      80,000     Nil      Nil         Nil               Nil         Nil             Nil
VP Sales & Marketing   2000      12,500     Nil      Nil         Nil           250,000         Nil             Nil
---------------------------------------------------------------------------------------------------------------------

(1) Mr. Forgeron ceased employment with the Company on September 5, 2000.

(2) Mr. MacKay commenced employment with the Company on April 17, 2000.

Stock Options The following stock purchase options were granted by the Company during the fiscal year ended June 30, 2001.

                  On November 10, 2000, the Company granted 65,000 share purchase options for its common shares to certain of its employees. These share purchase options are exercisable until November 10, 2004 at an exercise price of $0.25 per common share. The share purchase options become exercisable as to one third of the option shares on each of the first, second, and third anniversaries of the date the share purchase options are granted, provided that the employee is employed by the Company on each such anniversary date. These share purchase options were granted under the Company's 1999 Stock Option Plan.

                  On March 29, 2001, 90,000 share purchase options to acquire common shares were granted to certain employees. These share purchase options are exercisable until March 29, 2005 at an exercise price of $0.25 per common share. The share purchase options become exercisable as to one third of the option shares on each of the first, second, and third anniversaries of the date the share purchase options are granted, provided that the employee is employed by the Company on each such anniversary date. These share purchase options were granted under the Company's 1999 Stock Option Plan.

                  On May 29, 2001, 60,000 share purchase options to acquire common shares were granted to an employee. These share purchase options are exercisable until May 29, 2005 at an exercise price of $0.25 per common share. The share purchase options become exercisable as to one third of the option shares on each of the first, second, and third anniversaries of the date the share purchase options are granted, provided that the employee is employed by the Company on each such anniversary date. The share purchase options were granted under the Company's 1999 Stock Option Plan.

                  On June 14, 2001, 600,000 share purchase options to acquire common shares were granted to certain employees. These share purchase options are exercisable until June 14, 2004 at an exercise price of $0.25 per common share. The share purchase options become exercisable as to one third of the option shares on June 14, 2001 and one third on the, second, and third anniversaries of the date the share purchase options are granted, provided that the employee is employed by the Company on each such anniversary date. These share purchase options were granted under the Company's 1999 Stock Option Plan.

                  On November 29, 2000, the Company granted 85,000 share purchase options to directors. These share purchase options are exercisable until November 30, 2003 at an exercise price of $0.25 per common share. These share purchase options are exercisable from November 29, 2001 to November 30, 2003.

                  On December 8, 2000, the Company cancelled 490,000 stock options that were granted to certain employees in July 1999.

                  As of June 30, 2001 no stock options have been granted to Mr. Phil Dubois President & Chief Executive Officer and Mr. Ken Bradley Chief Operating Officer & Chief Financial Officer. As of June 30, 2001, 250,000 options have been granted to Mr. Jim MacKay VP Sales & Marketing. These share purchase options were granted on May 15, 2000 at an exercise price of $0.25 per common share until May 15, 2004. The share purchase options become exercisable as to one third of the option shares on each of the first, second, and third anniversaries of the date the share purchase options are granted, provided that the employee is employed by the Company on each such anniversary date. The share purchase options were granted under the Company's 1999 Stock Option Plan.

                  As of June 30, 2001, 1,900,000 stock options are outstanding as explained in Note 13(b) of the audited consolidated financials, which are enclosed.

                  The following table summarizes information concerning options granted to named executive officers and directors for the financial year ended June 30, 2001:

----------------------------------------------------------------------------------------------------------
                                 OPTIONS/SAR GRANTS IN LAST FINANCIAL YEAR
----------------------------------------------------------------------------------------------------------
                                             INDIVIDUAL GRANTS
----------------------------------------------------------------------------------------------------------
                                              % OF TOTAL
                   NUMBER OF SECURITIES      OPTIONS/SARS
                        UNDERLYING            GRANTED TO
                       OPTIONS/SARS       EMPLOYEES IN FISCAL   EXERCISE OR BASE
     NAME                 GRANTED                YEAR             PRICE ($/SH)             EXPIRATION DATE
----------------------------------------------------------------------------------------------------------
Phil Dubois(1)                Nil                 N/A                   N/A                         N/A
----------------------------------------------------------------------------------------------------------
Ken Bradley(1)                Nil                 N/A                   N/A                         N/A
----------------------------------------------------------------------------------------------------------
Brent Forgeron(1)             Nil                 N/A                   N/A                         N/A
----------------------------------------------------------------------------------------------------------
Jim MacKay                    Nil                 N/A                   N/A                         N/A
----------------------------------------------------------------------------------------------------------
Ken Spencer                35,000                 3.9%(2)             $0.25                  11/30/2003
----------------------------------------------------------------------------------------------------------
Bob Smart                  25,000                 2.8%(2)             $0.25                  11/30/2003
----------------------------------------------------------------------------------------------------------
Ian Thomas                 25,000                 2.8%(2)             $0.25                  11/30/2003
----------------------------------------------------------------------------------------------------------
TOTAL GRANTED              85,000                 9.5%(2)
----------------------------------------------------------------------------------------------------------

(1) There were no options granted by the Company to these specified executive officers during the year ended June 30, 2001.

(2) The percentage of total options granted was based 900,000 options granted to employees and officers in the year ending June 30, 2001.

                  The following is a summary of the share purchase options exercised by the Company's directors and officers during the financial year ended June 30, 2001:

----------------------------------------------------------------------------------------------------------------
                                AGGREGATED OPTION/SAR EXERCISES DURING THE LAST
                          FINANCIAL YEAR END AND FINANCIAL YEAR END OPTION/SAR VALUES
----------------------------------------------------------------------------------------------------------------
                                                           NO. OF SECURITIES UNDERLYING     VALUE OF UNEXERCISED
                   COMMON SHARES                              UNEXERCISED OPTIONS AT            IN-THE-MONEY
                    ACQUIRED ON       AGGREGATE VALUE           FINANCIAL YEAR-END             OPTIONS/SARS AT
                      EXERCISE           REALIZED         ------------------------------     FINANCIAL YEAR-END
     NAME               (#)                 ($)           EXERCISABLE      UNEXERCISABLE             ($)
----------------------------------------------------------------------------------------------------------------
Phil Dubois(1)          Nil                 Nil                 Nil               Nil                N/A
----------------------------------------------------------------------------------------------------------------
Ken Bradley(1)          Nil                 Nil                 Nil               Nil                N/A
----------------------------------------------------------------------------------------------------------------
Brent Forgeron(1)       Nil                 Nil                 Nil               Nil                N/A
----------------------------------------------------------------------------------------------------------------
Ken Spencer             Nil                 Nil             100,000            35,000                Nil
----------------------------------------------------------------------------------------------------------------
Bob Smart               Nil                 Nil              50,000            25,000                Nil
----------------------------------------------------------------------------------------------------------------
Ian Thomas              Nil                 Nil              50,000            25,000                Nil
----------------------------------------------------------------------------------------------------------------
Jim MacKay              Nil                 Nil              83,333           166,667                Nil
----------------------------------------------------------------------------------------------------------------
TOTAL                   NIL                 NIL             283,333           251,667                NIL
----------------------------------------------------------------------------------------------------------------

(1) There were no options granted by the Company to these specified executive officers noted during the year ended June 30, 2001.

                  The following is a summary of long-term incentive plans granted to the Company's directors and officers and during the financial year ended June 30, 2001:

---------------------------------------------------------------------------------------------------
                      LONG-TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR
---------------------------------------------------------------------------------------------------
                            NUMBER OF        PERFORMANCE OR
                        SHARES, UNITS OR   OTHER PERIOD UNTIL
                          OTHER RIGHTS        MATURATION OR      THRESHOLD     TARGET      MAXIMUM
       NAME                    #                 PAY-OUT         ($ OR #)     ($ OR #)     ($ OR #)
---------------------------------------------------------------------------------------------------
Phil Dubois(1)                Nil                  Nil              Nil          Nil         Nil
---------------------------------------------------------------------------------------------------
Ken Bradley(1)                Nil                  Nil              Nil          Nil         Nil
---------------------------------------------------------------------------------------------------
Brent Forgeron(1)             Nil                  Nil              Nil          Nil         Nil
---------------------------------------------------------------------------------------------------
Ken Spencer                   Nil                  Nil              Nil          Nil         Nil
---------------------------------------------------------------------------------------------------
Bob Smart                     Nil                  Nil              Nil          Nil         Nil
---------------------------------------------------------------------------------------------------
Ian Thomas                    Nil                  Nil              Nil          Nil         Nil
---------------------------------------------------------------------------------------------------
Jim MacKay                    Nil                  Nil              Nil          Nil         Nil
---------------------------------------------------------------------------------------------------

(1) There were no options granted by the Company to these specified executive officers during the year ended June 30, 2001.

DESCRIPTION OF 1999 STOCK OPTION PLAN

                  The Company's 1999 Stock Option Plan (the "Stock Option Plan") was adopted by the Board of Directors and approved by the Company's shareholders on August 25, 1999. The purpose of the Plan is to reward the contributions made to the Company by employees, directors and consultants, to provide such persons with additional incentive to devote themselves to the future success of the Company, and to improve the ability of the Company to attract, retain and motivate individuals upon whom the Company's sustained growth and financial success depend. Pursuant to the Stock Option Plan, the Company may grant or issue stock options to directors, officers, advisors and employees of the Company or any other person or company engaged to provide ongoing services to the Company.

                  The Board of Directors determines the terms and provisions of the stock options granted under the Stock Option Plan. The Stock Option Plan may be amended at any time by the Board of Directors, although certain amendments may require shareholder approval. On November 29, 2000, the Board of Directors amended the stock option plan to increase the number of common shares available for grant from 2,000,000 to 3,000,000 shares of common shares. This amendment was approved by the shareholders at the Annual Meeting of shareholders held on November 29, 2000 The Board of Directors may terminate the Stock Option Plan at any time.

COMPENSATION OF DIRECTORS

                  The only compensation received for serving as Directors is the options granted to each director.

EXECUTIVE OFFICERS CONSULTING AGREEMENT

                  On January 21, 1999, the Company entered into separate Consulting Agreements with Phil Dubois and Ken Bradley, named executive officers of the Company. Pursuant to these Consulting Agreements, Mr. Dubois and Mr. Bradley provide corporate financing and business strategy consulting services to and on behalf of the Company and each receive compensation of $6,000 Canadian per month.

                  On November 1, 2000, the Company increased compensation to $10,000 Canadian per month for both Mr. Dubois and Mr. Bradley.

                  Each consulting agreement is for a term of two years. The Company may renew either or both of the consulting agreements for successive terms of a duration decided by the Company by written notice to the other party. Absent agreement by the parties or notice by the Company, each of the Consulting Agreements automatically renews for a one-year term. Each consulting agreement contains confidentiality and certain non-compete provisions. Each consulting agreement provides that the Company determines what corporate benefit plans and programs Mr. Dubois or Mr. Bradley will participate in and the terms of such participation.

                  The Company has the right to terminate Mr. Dubois at any time for legal cause without notice or payment to him. If the Company terminates the consulting agreement of Mr. Dubois without cause, the Company is obligated to pay him $12,000 Canadian for each month remaining in the term of the Consulting Agreement.

                  The Company has the right to terminate Mr. Bradley at any time for legal cause without notice or payment to him. If the Company terminates the Consulting Agreement of Mr. Bradley without cause, the Company is obligated to pay him $12,000 Canadian for each month remaining in the term of the Consulting Agreement.

                  Either Mr. Dubois or Mr. Bradley may terminate his Consulting Agreement on three- (3) month's prior notice to the Company.

                  On December 31, 2000, the consulting agreements with Phil Dubois and Ken Bradley were not renewed. Subsequently, on January 1, 2001, Mr. Dubois and Mr. Bradley became fulltime employees of the Company and each receives compensation of $10,000 Canadian per month.

COMPENSATION COMMITTEE REPORT

                  The Compensation Committee of the Company is composed of three members: two are independent directors and non-employees; one is a director and member of executive management. CityXpress directors have no "interlocking relationships" as defined by the SEC. The Compensation Committee sets compensation policies for officers and directors of the Company.

                  The Compensation Committee supports the philosophy that the relationship between pay and individual performance is the cornerstone of the Company's compensation program. The Compensation Committee makes recommendations to CityXpress' Board of Directors with a view to: (i) ensuring that a competitive and fair total compensation package is provided the officers in order to recruit and retain quality personnel, (ii) ensuring that written performance evaluations are made not less frequently than annually, and (iii) periodically reviewing and revising salary ranges and total compensation programs for officers using information provided by current surveys of peer group market salaries for specific jobs and general industry salary surveys. The Compensation Committee believes that significant ownership of Common Stock by officers is desirable in that it more closely aligns the upside and downside risk of return for these individuals with the Company's shareholders.

BASE SALARIES

                  In establishing officer salaries and increases, the Compensation Committee considers individual performance and the relationship of total compensation to the defined salary market. The decision to increase base pay for officers is recommended by the Compensation Committee and approved by the Board of Directors. Information regarding salaries paid by similar software companies is obtained through formal salary surveys and other means and is used in the decision process to ensure competitiveness with CityXpress' peers and competitors.

                  CityXpress' general philosophy is to provide base pay competitive with other software companies and Internet application service providers of similar size in the Pacific Northwest. Annual cash incentives are paid based on the Company's achievement of defined financial goals.

CHIEF EXECUTIVE OFFICER AND CHIEF OPERATING OFFICER COMPENSATION

                  CityXpress' Compensation Committee formally reviews the compensation paid to the Chief Operating Officer and the Chief Executive Officer of the Company in November of each year. Compensation, including salary and cash incentives for such officers, is based on various qualitative and quantitative indicators of corporate and individual performance in determining the level and composition of compensation. While the Compensation Committee considers more or less equally such performance measures as growth in revenues, net operating income and cash flow, it does not apply any specific quantitative formula in making compensation recommendations. The Compensation Committee also values achievements that may be difficult to quantify and recognizes the importance of such qualitative factors. Compensation for the Chief Executive Officer and the Chief Operating Officer is set by the Board of Directors.

                  Based on an understanding that CityXpress was a development stage company and required ongoing financing, the salaries of Mr. Phil Dubois, President and Chief Executive Officer, and Mr. Ken Bradley, Chief Operating Officer and CFO, were increased from $48,629 (US) to $67,752 (US) for the year ended June 30, 2001.

ANNUAL CASH INCENTIVES

                  CityXpress believes that cash incentives should be utilized to better align pay with individual and Company performance. Funding for any Cash Incentive Plan will be dependent on CityXpress first attaining adequate financing and the Company meeting defined performance thresholds. Once such thresholds are attained, the Compensation Committee, based in part upon recommendations from CityXpress' Chief Executive Officer, may approve awards to those officers who have made superior contributions to Company performance as measured and reported through established individual performance goals. This philosophy, when fully implemented, is designed to better control overall expenses associated with future performance.

LONG-TERM INCENTIVES

                  The Company maintains its 1999 Employee Stock Option Plan pursuant to which directors, officers, advisors and employees may be awarded options to purchase Common Shares. In the year ended June 30, 2001, no stock options were awarded.

$1 MILLION DEDUCTION LIMIT

                  At this time, the Company is not at risk of losing deductions under the recently enacted $1 million deduction limit on executive pay established under Section 162(m) of the Internal Revenue Code of 1986. As a result, the Committee has not established a policy regarding this limit.

SUMMARY

                  In summary, CityXpress' executive compensation for the fiscal year ended June 30, 2001 was based on an understanding that the Company was a development stage company that lacked the resources to competitively compensate its executive officers. The Compensation Committee recognizes that the compensation of the Company's Chief Executive Officer, Chief Operating Officer and Vice President Sales and Marketing is significantly less than salaries paid to executive officers in comparable companies of similar size.

                  This concludes the report of the Compensation Committee.

                  Ken Bradley             Ian Thomas             Ken Spencer

AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors, which consists of three members two of which are independent directors (as that term is defined in Rule 4200 (a) of the National Association of Securities Dealers' Marketplace Rules), has furnished the following report:

         The Audit Committee assists the Board in overseeing and monitoring the integrity of the Company's financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes.

         Management has primary responsibility for the Company's financial statements, and the overall reporting process, including its system of internal controls. Ernst & Young LLP (E&Y), the Company's independent auditors, audits the annual consolidated financial statements prepared by management and expresses an opinion on whether those statements fairly present in all material respects our financial position, results of operations and cash flow under accounting principles generally accepted in the United States.

         In fulfilling its responsibilities for the review of the Audited Consolidated Financial Statements for the year ended June 30, 2001, the Audit
Committee:

                  - Reviewed and discussed the Audited Consolidated Financial Statements for the year ended June 30, 2001 with management and E&Y

                  - Discussed with E&Y the matters required to be discussed in Statement of Auditing Standards No. 61 relating to the scope and results of the audit

                  - Received written disclosure and the letter from E&Y regarding its independence as required by the Independence Standards Board No.1. The Audit Committee discussed with E&Y their independence

                  - Reviewed the Memorandum of Recommendations on internal weaknesses prepared by E&Y and the recommendations for improvement prepared by management

         Based upon this review, the Audit Committee recommended to the full Board of Directors that the Audited Consolidated Financial Statements be included in the Company's Annual Report on Form 10-KSB for the year ended June 30, 2001 filed with the United States Securities and Exchange Commission ("SEC").

         The Board of Directors of the Company has not adopted a written charter for its Audit Committee.

         Audit Committee of the Board of Directors:

         Bob Smart                  Ken Spencer               Phil Dubois

INDEPENDENT PUBLIC ACCOUNTANTS

         GENERAL. During the fiscal year ended June 30, 2001, the Company engaged E&Y to provide certain audit services, including the audit for the annual financial statements, and review of the quarterly financial data furnished by the Company to the SEC for the quarters ended September 30, 2000, December 31, 2000 and March 31, 2001, services performed in connection with filing this Proxy Statement and the Annual Report on Form 10-K by the Company with the SEC, attendance at meetings with the Audit Committee and consultation on matters relating to accounting, tax and financial reporting. E&Y has acted as independent certified public accountants for the Company since

April 1999. Neither E&Y nor any of its associates has any relationship to the Company or any of its subsidiaries except in its capacity as independent certified public accountants.

      The Company expects that representatives of E&Y will attend the Annual Meeting of Shareholders. These representatives will be available to respond to appropriate questions raised orally and will be given the opportunity to make a statement if they so desire.

         AUDIT FEES. The aggregate fees billed to the Company for the fiscal year ended June 30, 2001 for professional services rendered are as follows:

         TYPE OF SERVICE                                                                AMOUNT OF FEE
         ---------------                                                                -------------
         Audit Fees                                                                        $37,463
         Financial Information Systems Design and Implementation Fee                       $     0
         All Other Fees                                                                    $14,345
                                                                                           -------
                           TOTAL AUDIT FEES                                                $51,808
                                                                                           -------

         The Audit Committee has considered the provision of the services covered by "Financial Information Systems Design and Implementation Fees" and "All other Fees" and believes such fees are compatible with maintaining the independence of E&Y.

            INTEREST OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS

GENERAL

                  Pursuant to a share purchase agreement dated January 7, 1999, the shareholders of WelcomeTo sold their 100% interest in WelcomeTo to CityXpress.com for 8,510,000 shares in CityXpress.com which represented a controlling interest of approximately 62.5%. For accounting purposes this transaction was considered the recapitalization of WelcomeTo and the acquisition of CityXpress.com by WelcomeTo. For a more detailed description of this transaction see Item 1 "Description of Business - Corporate History".

                  On January 27, 1999, CityXpress.com acquired all of the issued and outstanding shares of Xceedx by exchanging one share of CityXpress.com for each share of common stock of Xceedx. As a result CityXpress.com issued 6,250,000 shares of common stock in a private offering under section 4(2) of the Securities Act. For a more detailed description of this transaction see Item 1 "Description of Business - Corporate History".

                  The following table details the number of shares issued to the following executive officers resulting from theses two purchase agreements:

-----------------------------------------------------------------------------------------
     NAME             ACQUISITION DATE               COMPANY             NUMBER OF SHARES
-----------------------------------------------------------------------------------------
  Phil Dubois         January 27, 1999         Xceedx Technologies          2,561,250
-----------------------------------------------------------------------------------------
  Ken Bradley         January 27, 1999         Xceedx Technologies          2,561,250
-----------------------------------------------------------------------------------------
Brent Forgeron        January 7, 1999           WelcomeTo Search            1,130,000
-----------------------------------------------------------------------------------------

                  EXCEPT FOR (A) THE ISSUANCE OF SHARES OF ITS STOCK TO MR. FORGERON PURSUANT TO THE ACQUISITION AGREEMENT BETWEEN WELCOMETO SEARCH ENGINE, INC. AND THE COMPANY AND THE ISSUANCE OF SHARES OF ITS STOCK TO MESSRS. DUBOIS AND BRADLEY PURSUANT TO THE ACQUISITION AGREEMENT BETWEEN XCEEDX TECHNOLOGIES, INC. AND THE COMPANY, (B) THE COMPENSATION DESCRIBED HEREIN, AND (C) ADVANCES TO AND BY CERTAIN OFFICERS TO COVER EXPENSES, ALL OF WHICH WERE REIMBURSED OR REPAID WITHOUT INTEREST, NO DIRECTOR, EXECUTIVE OFFICER, HOLDER OF TEN PERCENT OF THE COMPANY'S OUTSTANDING COMMON STOCK, OR ANY RELATIVE OR SPOUSE OF ANY OF THE FOREGOING PERSONS, OR ANY RELATIVE OF SUCH SPOUSE, WHO HAS THE SAME HOUSE AS SUCH PERSON OR WHO IS A DIRECTOR OR OFFICER OF ANY PARENT OR SUBSIDIARY OF THE COMPANY, TO THE COMPANY'S KNOWLEDGE, HAD A MATERIAL INTEREST EITHER DIRECT OR INDIRECT, IN ANY PARTICULAR TRANSACTION OR SERIES OF TRANSACTIONS TO WHICH THE COMPANY OR ANY SUBSIDIARY WAS A PARTY, DURING THE TWO FISCAL YEARS ENDED JUNE 30, 2001 AND JUNE 30, 2000.

SHAREHOLDER LOANS

                  The Company entered into additional unsecured shareholder loan agreements for $33,014 each with Mr. Phil Dubois, the Company's President & CEO and Mr. Ken Bradley, Chief Operating Officer & CFO. As of June 30, 2001, the installment and demand shareholder loans have various interest rates attached to them as detailed below:

---------------------------------------------------------------------------------------------------------------------
                                                                    ANNUAL INTEREST
   NAME                LOAN DESCRIPTION                          RATE AT JUNE 30, 2001             OUTSTANDING AMOUNT
---------------------------------------------------------------------------------------------------------------------
Phil Dubois        Loan payable equal monthly           Interest rate of 9.7%                           $115,769
                   installments of $1,020
---------------------------------------------------------------------------------------------------------------------
Phil Dubois        Loan payable on demand               CIBC Visa interest rate of 19.5%                $  2,669
---------------------------------------------------------------------------------------------------------------------
Phil Dubois        Loan payable on demand               Scotia McLeod interest rate of 9.5%             $ 16,680
---------------------------------------------------------------------------------------------------------------------
TOTAL
PHIL DUBOIS                                                                                             $135,118
=====================================================================================================================
Ken Bradley        Loan payable equal monthly           Interest rate of 9.7%                           $115,768
                   installments of $1,020
---------------------------------------------------------------------------------------------------------------------
Ken Bradley        Loan payable on demand               Interest rate of 4.5%                           $ 16,680
---------------------------------------------------------------------------------------------------------------------
Ken Bradley        Loan payable on demand               TD Bank select line interest rate of 9.75%      $ 16,680
---------------------------------------------------------------------------------------------------------------------
TOTAL
KEN BRADLEY                                                                                             $149,128
=====================================================================================================================
TOTAL SHAREHOLDER LOANS                                                                                 $284,246
---------------------------------------------------------------------------------------------------------------------

EXECUTIVE OFFICER STOCK PURCHASE WARRANTS

                  On June 13, 2000, the Company granted 541,600 stock purchase warrants to two of the Company's executive officers as consideration for their guarantee of the demand installment loan with the CIBC bank and for two shareholder loans totaling $168,600.

                  On November 10, 2000, the Company granted additional 200,000 stock purchase warrants to two of the Company's executive officers as consideration for two shareholder loans to the Company totaling $83,400.

                  On June 26, 2001, the Company granted 160,000 stock purchase warrants to two of the Company's executive officers as consideration for their additional two shareholder loans totaling $66,028.

                  The details of the stock purchase warrants are listed below as of June 30, 2001:

-------------------------------------------------------------------------------------------------------------
   NAME                  WARRANT GRANT DATE    WARRANT PRICE $US   WARRANT GRANT AMOUNT   WARRANT EXPIRY DATE
-------------------------------------------------------------------------------------------------------------
Phil Dubois                   June 13, 2000          $0.25               270,800               June 13, 2002
-------------------------------------------------------------------------------------------------------------
Phil Dubois               November 10, 2000          $0.25                80,000           November 10, 2002
-------------------------------------------------------------------------------------------------------------
Phil Dubois                   June 26, 2001          $0.25                80,000               June 26, 2003
-------------------------------------------------------------------------------------------------------------
Ken Bradley                   June 13, 2000          $0.25               270,800               June 13, 2002
-------------------------------------------------------------------------------------------------------------
Ken Bradley               November 10, 2000          $0.25               120,000           November 10, 2002
-------------------------------------------------------------------------------------------------------------
Ken Bradley                   June 26, 2001          $0.25                80,000               June 26, 2003
-------------------------------------------------------------------------------------------------------------
TOTAL                                                                    901,600
-------------------------------------------------------------------------------------------------------------

PERFORMANCE GRAPH

                  The following line-graph compares the percentage total return of the Company's common stock from November 19998 to June 2001 with that of the NASDAQ Computer Index (includes over 600 computer hardware and software companies that furnish computer programming data processing services, and firms that produce computers, office equipment and electronic components/accessories) and the Russell 2000 Index (measures the performance of 2,000 small-cap stocks). Total return represents the change in stock price over indicated period.

                            TOTAL RETURN PERFORMANCE

                                    [CHART]

                  VALUE                                                      PERFORMANCE
----------------------------------------                      -----------------------------------------
CYXP      Nasdaq Computer   Russell 2000       Month           CYXP      Nasdaq Computer   Russell 2000
----      ---------------   ------------       -----          ------     ---------------   ------------
2.88           980.46          397.75          Nov98          100.00          100.00          100.00
2.25          1134.19          421.96          Dec98           78.26          115.68          106.09
6.50          1371.80          427.22          Jan99          226.09          120.95          101.25
4.19          1193.77          392.26          Feb99          145.63          105.25           92.96
5.19          1305.01          397.63          Mar99          180.42          115.06           94.23
3.84          1298.83          432.81          Apr99          133.67          114.52          102.57
3.00          1234.92          438.68          May99          104.35          108.88          103.96
2.47          1386.34          457.68          Jun99           85.84          122.23          108.47
2.56          1365.12          444.70          Jul99           89.11          120.36          105.39
1.18          1494.58          427.30          Aug99           41.11          131.78          101.27
1.38          1503.79          414.20          Sep99           47.83          132.59           98.16
1.38          1613.72          428.64          Oct99           47.83          142.28          101.58
0.75          1834.04          454.08          Nov99           26.09          161.70          107.61
0.38          2325.40          504.75          Dec99           13.04          205.03          119.62
0.85          2212.47          496.23          Jan00           29.57          195.07          117.60
0.70          2667.03          577.71          Feb00           24.35          235.15          136.91
0.52          2641.80          539.09          Mar00           17.91          232.92          127.76
0.31          2253.90          506.25          Apr00           10.85          198.72          119.98
0.30          1975.68          476.18          May00           10.43          174.19          112.85
0.21          2343.97          517.23          Jun00            7.30          206.66          122.58
0.16          2243.84          500.64          Jul00            5.57          197.84          118.65
0.35          2529.99          537.89          Aug00           12.17          223.07          127.47
0.19          2123.49          521.37          Sep00            6.50          187.23          123.56
0.11          1986.81          497.68          Oct00            3.83          175.17          117.94
0.08          1479.43          445.94          Nov00            2.78          130.44          105.68
0.08          1294.97          483.53          Dec00            2.61          114.18          114.59
0.12          1475.98          508.34          Jan01            4.00          130.14          120.47
0.08          1075.16          474.37          Feb01            2.61           94.80          112.42
0.08           888.01          450.53          Mar01            2.78           78.29          106.77
0.08          1061.15          485.32          Apr01            2.78           93.56          115.02
0.06          1036.90          496.50          May01            2.09           91.42          117.67
0.05          1083.72          512.64          Jun01            1.57           95.55          121.49


-------------------------------------------------------------------------------
                              NOV 30        JUN 30        JUN 30         JUN 29
                               1998          1999          2000           2001
-------------------------------------------------------------------------------
CITYXPRESS.COM CORP(CYXP)       100            85            7             2
-------------------------------------------------------------------------------
NASDAQ COMPUTER INDEX           100           122           207            96
-------------------------------------------------------------------------------
RUSSELL 2000 INDEX              100           108           123           121
-------------------------------------------------------------------------------


                                 RECOMMENDATION

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE ABOVE LISTED NOMINEES AS DIRECTORS.

                                     ITEM 2

                PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S
           ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY

                                    PROPOSAL

         The Board of Directors of the Company has unanimously approved and recommends that the shareholders adopt the amendment to the Company's Articles of Incorporation, which changes the name of the Company to CityXpress Corp.,

         If this amendment is approved and adopted, Article I of the Company's Articles of Incorporation will read as follows:

                                   "ARTICLE I
                                 CORPORATE NAME
                The name of the Corporation is CityXpress Corp."

         The Board of Directors of the Company believes that this corporate name better reflects the Company's business activities.

                              SHAREHOLDER APPROVAL

         Approval of this amendment to the Company's Articles of Incorporation requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting.

                                 RECOMMENDATION

         THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE TO APPROVE THIS AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION.

                                     ITEM 3

           PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S ARTICLES
  OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

                                    PROPOSAL

         The Board of Directors of the Company unanimously approved and recommends that the shareholders approve and adopt an amendment to Article IV of the Company Articles of Incorporation to increase the authorized number of shares of common stock of the Company by 50,000,000 shares from 50,000,000 shares to 100,000,000 shares.

         If this amendment is approved and adopted, Article IV of the Company's Articles of Incorporation will read as follows:

                                   "ARTICLE IV
                                     SHARES
             The capital stock of this corporation shall consist of
                      100,000,000 shares of common stock."

         In the judgment of the Board of Directors, the additional shares should be authorized so that they will be available for issuance from time to time by action of the Board of Directors if need therefor should arise; for example, if it should become desirable to implement financing through the sale of additional shares of common stock, make an acquisition by the issuance of shares of common stock, or effect a stock split by way of a stock dividend or distribution. The Board of Directors believes that increasing the authorized shares of common stock would enable it, if it so chooses, to take actions promptly on behalf of the Company that may involve the issuance of additional shares of common stock without the delay necessarily incident to the convening of a shareholders' meeting. After adoption of the proposed amendment, the Board of Directors, without further action by the shareholders, would have authority to issue additional authorized and unissued shares of common stock at such terms, as it may deem advisable and in accordance with applicable corporate law. However, at the date of this Proxy Statement, the Company has no agreements, commitments or plans with respect to the sale or issuance of any of the additional shares of Common Stock as to which authorization is sought.

         It should be noted that the issuance of additional shares of common stock could be disadvantageous to existing shareholders since such issuance might serve to dilute their percentage interest in the Company. Holders of common stock do not have pre-emptive rights to purchase any additional shares of common stock that may be issued.

                              SHAREHOLDER APPROVAL

                  Approval of this amendment to the Company's Articles of Incorporation requires the affirmative vote of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting.

                                 RECOMMENDATION

                  THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE TO APPROVE THIS AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION.

                     ADDITIONAL INFORMATION - OTHER MATTERS

                  The Board of Directors does not know of any matters to be presented at the Annual Meeting other than as set forth in the Notice of Annual Meeting of Shareholders. However, it is intended that proxies solicited will be voted on any matters that may properly come before the Annual Meeting in the discretion of the persons named in the proxy.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

                  During the year ended June 30, 2001, Form 4s for Mr. Dubois, Mr. Bradley, Mr. Forgeron, Mr. MacKay, Mr. Spencer, Mr. Smart and Mr. Thomas were not timely filed.

ANNUAL REPORT ON FORM 10K-SB

                  A copy of the Company's Annual Report on Form 10-K, including financial statements and schedules, filed with the Securities and Exchange Commission for the fiscal year ended June 30, 2001, is included in the Annual Report to Shareholders which accompanies these proxy materials. Copies of any exhibit(s) to the Form 10-K will be furnished on request and upon the payment of the Company's expenses in furnishing such exhibit(s). Any request for exhibits should be in writing addressed to Ken Bradley, Chief Operating Officer, CityXpress.com, Corp., Suite 200, 1727 West Broadway, Vancouver, British Columbia V6J 4W6.

SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

         Rules of the SEC require that any proposal by a shareholder of the Company for consideration at the 2002 Annual Meeting of Shareholders must be received by the Company no later than July 1, 2002 if any such proposal is to be eligible for inclusion in the Company's proxy materials for its 2002 Annual Meeting. Under such rules, the Company is not required to include shareholder proposals in its proxy materials unless certain other conditions specified in such rules are met.

         In order for a shareholder to bring any business or nominations before the Annual Meeting of Shareholders, certain conditions set forth in the Company's Bylaws must be complied with, and delivery of notice to the Company not less than thirty (30) days prior to the meeting as originally scheduled.

                                      PROXY

                              CITYXPRESS.COM CORP.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

               ANNUAL MEETING OF SHAREHOLDERS - November 29, 2001

         The undersigned shareholder of CityXpress.com Corp. (the "Company"), revoking all previous proxies, hereby appoints Phil Dubois and Ken Bradley, and each of them acting individually, as the attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote all shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company, to be held at 3:00 p.m., local time, in the CityXpress Boardroom located at suite 200, 1727 West Broadway, Vancouver, BC, Canada, V6J4W6 on November 29, 2001, and any adjournment or postponement thereof. Said proxies are authorized and directed to vote as indicated with respect to the matters outlined herein.

(Continued and to be voted, signed and dated on reverse)

Please mark your votes as in this example: [X]

         1.       ELECTION OF DIRECTORS

         [ ]      For All Nominees

                  Ken Bradley
                  Phil Dubois
                  Bob Smart
                  Ken Spencer

         [ ]      Withhold All Nominees

                  Ken Bradley
                  Phil Dubois
                  Bob Smart
                  Ken Spencer

         [ ]      For Nominees, except vote withheld from following nominee(s)

                  Ken Bradley
                  Phil Dubois
                  Bob Smart
                  Ken Spencer

         2. PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY"S ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY.

         FOR                        AGAINST                   ABSTAIN

         [ ]                          [ ]                       [ ]

         3. PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 TO 100,000,000.

         FOR                        AGAINST                   ABSTAIN

         [ ]                          [ ]                       [ ]

         4.       I WILL ATTEND THE ANNUAL MEETING.

         YES                        NO

         [ ]                        [ ]

         This proxy is solicited on behalf of the Board of Directors, unless otherwise specified, the shares will be voted "For" all nominees, "For" the proposal to approve the amendment to the Company's Articles of Incorporation to change the name of the Company, and "For" the proposal to approve the amendment to the Company's Articles of incorporation to increase the number of authorized shares of common stock. This proxy delegates discretionary authority to the proxies to vote with respect to any other business which may properly come before the Meeting or any adjournment or postponement thereof.

         THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND THE COMPANY'S PROXY STATEMENT.

         PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


------------------------------------
Name (Print)

SIGNATURE_____________________________ DATE_________________, 2000


------------------------------------
Name (Print)


SIGNATURE____________________________ DATE__________________, 2000

NOTE: PLEASE SIGN THIS PROXY EXACTLY AS NAME(S) APPEAR IN ADDRESS. WHEN SIGNING AS ATTORNEY-IN-FACT, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE ADD YOUR TITLE AS SUCH. IF STOCKHOLDER IS A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER OR OFFICERS AND AFFIX THE CORPORATE SEAL. WHEN STOCK IS HELD IN THE NAME OF TWO OR MORE PERSONS, ALL SUCH PERSONS SHOULD SIGN.